UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011

Irvine Sensors Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2011, Irvine Sensors Corporation (the “Company”) issued and sold to an accredited investor (the “Investor”) a 12% Subordinated Secured Convertible Note due December 23, 2015 (the “Note”) in the aggregate principal amount of $750,000 in a second closing of the Financing described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2011 (the “Prior 8-K”). The material terms of the Note are the same as the New Notes described in the Prior 8-K, and the information disclosed in Item 1.01 of the Prior 8-K is incorporated by reference into this Item 1.01.

In connection with the issuance of the Note, the Investor also became a party to the existing Security Agreement and Second Omnibus Amendment which are described in the Prior 8-K. The liens securing the Note are subordinate to the liens securing the indebtedness of the Company to Summit Financial Resources, L.P. under that certain Financing Agreement dated as of June 16, 2009 and subordinate to the liens securing those certain 12% Senior Subordinated Secured Promissory Notes due March 16, 2013 held by Costa Brava and Griffin, and the Note is subordinate in right of payment to that certain Secured Promissory Note dated April 14, 2010 issued by the Company to Timothy Looney.

The Note has not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration. The Company may expand the Financing.

The information set forth above is qualified in its entirety by reference to the actual terms of the Note, the Security Agreement and the Second Omnibus Amendment attached as Exhibits 10.1 through 10.3 to the Prior 8-K and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sale and issuance described in this Current Report on Form 8-K (and the issuances of shares of common stock upon conversion of the convertible securities described herein) has been determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The investor has represented that it is an accredited investor, as that term is defined in Regulation D, and has acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of 12% Subordinated Secured Convertible Note due December 23, 2015 issued on July 19, 2011. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 7, 2011.

10.2	Security Agreement. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 7, 2011.

10.3	Second Omnibus Amendment. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: July 25, 2011	/s/ JOHN J. STUART, JR.

John J. Stuart, Jr. Senior Vice President and Chief Financial Officer